UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C. 20549


                    FORM 8-K
                -------------------

                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported: October 25, 2004


Commission file number 0-30411
                       -------

              Cyber Grind, Inc.
      ----------------------------------
 (Name of Small Business Issuer in its charter)

        Nevada                       95-4791521
-------------------------------  --------------------
(State or other jurisdiction of   (I.R.S. Employer
 incorporation or organization)   Identification No.)


   C/O Law Offices of Jaak Olesk
   9300 Wilshire Boulevard, Suite 300,
   Beverly Hills, California               90212
---------------------------------------    -----
(Address of principal executive offices) (Zip code)


                  (310) 278-0100
             --------------------------
             (Issuer's telephone number)


                   N/A
                  -----
(Former name or former address, if changed since last report)















ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 25, 2004, Cyber Grind, Inc. (the "Company"), entered into an Oil and Gas Lease Acquisition Agreement (the "Agreement") with Blue Ridge Group ("Blue Ridge"), dated effective October 6, 2004, whereby Blue Ridge is the beneficial owner of certain oil and gas leases located in Jasper County, Texas (the "Oil & Gas Leases") listed in Schedule "A" attached to the Agreement which is attached hereto as Exhibit 10.1. Blue Ridge agreed to sell and the Company agreed to acquire a fifty percent (50%) interest in and to the Oil & Gas Leases, free and clear of all charges, encumbrances and claims. In consideration for the acquisition of the Oil & Gas Leases, subject to the terms in the Agreement, the Company agreed to issue to Blue Ridge 10,000,000 shares of common stock of the Company, which occurred on October 25, 2004. In addition, Blue Ridge has agreed to deliver to the Company recordable transfers of a fifty percent (50%) interest n and to the Oil & Gas Leases in favour of the Company.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    ------------

Exhibit 10.1 Oil and Gas Lease Acquisition Agreement between Cyber Grind, Inc. and Blue Ridge Group, dated effective October 6, 2004




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 28, 2004

						CYBER GRIND, INC.


						By:	/s/ Jaak Olesk
                                        ------------------
						Name:	Jaak Olesk
				 		Title: President



EXHIBIT INDEX


Number     Exhibit                                    Sequential Page Number
------     -------                                    ----------------------
10.1	Oil and Gas Lease Acquisition Agreement              5
           between Cyber Grind, Inc. and Blue Ridge
           Group, dated effective October 6, 2004




EXHIBIT 10.1

OIL AND GAS LEASE ACQUISITION AGREEMENT


THIS AGREEMENT is dated effective as of the 6th day of October, 2004.


BETWEEN:

BLUE RIDGE GROUP, a company incorporated under the laws of the State of Texas, having an address for notice and delivery located at 10777
Westheimer, suite 170, Houston, Texas 77042

(the "Vendor")
OF THE FIRST PART

AND:

CYBER GRIND, INC., a company incorporated under the laws of the State of Nevada, having an address for notice and delivery located at 1285 W. Pender St., Suite 301, Vancouver, British Columbia, Canada, V6E 4B1

(the "Company")
OF THE SECOND PART


		WHEREAS:

A.	The Vendor is the beneficial owner of those certain oil and gas leases listed in Schedule "A" attached hereto and forming a material part of this Agreement which are located in Jasper County, Texas (collectively, the "Oil
& Gas Leases"); and

B.	The Vendor wishes to sell to the Company a fifty percent (50%)
interest in and to the Oil & Gas Leases and the Company wishes to acquire the same on the terms and subject to the conditions as are more particularly set forth herein.


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter contained the parties hereto agree as follows:


1.	ACQUISITION OF THE OIL & GAS LEASES
      -----------------------------------

1.1	Sale of the Oil & Gas Leases.  Subject to the terms hereof, the Vendor agrees to sell and the Company agrees to purchase a 50% right, title and interest in and to the Oil & Gas Leases, free and clear of all charges, encumbrances and claims.

1.2	Consideration Payable by the Company.  In consideration for the acquisition of the Oil & Gas Leases, subject to the terms hereof, the
Company hereby agrees to issue to the Vendor 	10,000,000	 common shares
of the Company on or before the Closing (as hereinafter defined)


2.	REPRESENTATIONS AND WARRANTIES
      ------------------------------

2.1	Representations and Warranties of the Vendor:  The Vendor represents and warrants to the Company that:

(a)	It is a company duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the power and capacity to own and dispose of the Oil & Gas Leases and has full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement and to carry out the terms of this Agreement to the full extent;

(b)	Neither the execution and delivery of this Agreement nor any of the agreements contemplated hereby, nor the consummation of the transactions hereby contemplated, will violate any of the terms and provisions of its constating documents or by-laws or articles or any order, or will conflict with, or result in the breach of, or accelerate the performance required by any agreement to which it is a party;


(c) It is the beneficial owner of all of the Oil & Gas Leases, free and clear of all liens, charges, burdens, encumbrances, adverse claims, demands, royalties or other interests and claims of others, and, no taxes or rentals are or will be at the Closing (as hereinafter defined) due in respect of any thereof;

(d)	The Oil & Gas Leases have been or will as at the Closing (as hereinafter defined) be duly and validly located and recorded pursuant to the laws in the jurisdiction in which the Oil & Gas Leases are located;

(e)	To the best of its knowledge there is no claim or challenge against or to the ownership of or title to any of the Oil & Gas Leases, nor to the best of its knowledge is there any basis therefor and there are no outstanding agreements or options to acquire or purchase the Oil & Gas Leases or any portion thereof, and no person has any royalty or other interest whatsoever in production from any of the Oil & Gas Leases other than as set forth herein;

(f)	This Agreement and such other documents required hereunder constitute legal, valid and binding obligations of the Vendor enforceable in accordance with their respective terms;

(g)	All conditions necessary to keep each of the Oil & Gas Leases in force have been fully performed; and

(h)	There are no charges, claims, proceedings, actions or lawsuits in existence, contemplated or threatened, against or with respect to the Oil & Gas Leases or the interests of the Vendor therein.


2.2	Indemnification by the Vendor.  The Vendor shall be liable to the
Company for and shall, in addition, indemnify the Company from and against, all losses, costs, claims, damages, expenses, and liabilities suffered, sustained, paid or incurred by the Company or any third party which would not have been suffered, sustained, paid or incurred by the Company or any third party had all of the representations and warranties contained in clause 2.1 been accurate and truthful.


2.3	Waiver by the Company.  The representation and warranties contained in paragraph 2.1 above are provided for the exclusive benefit of the Company and any breach of any one or more thereof may be waived by the Company in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty and the representations and warranties contained in paragraph 2.1 will survive the execution hereof.


2.4	Representations and Warranties of the Company:  The Company represents
And warrants to the Vendor that:

(a)	It is a company duly incorporated under the laws of the State of Nevada, is a reporting company and is a valid and subsisting company in good standing under the laws of the State of Nevada and has full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement and to carry out the terms of this Agreement to the full extent;

(b)	Neither the execution and delivery of this Agreement nor any of the agreements contemplated hereby, nor the consummation of the transactions hereby contemplated, will violate any of the terms and provisions of its constating documents or articles or any order, or will conflict with, or result in the breach of, or accelerate the performance required by any agreement to which it is a party; and

(c)	This Agreement and such other documents required hereunder constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms


2.5	Indemnification by the Company. The Company shall be liable to the
Vendor for and shall, in addition, indemnify the Vendor from and against, all losses, costs, claims, damages, expenses, and liabilities suffered, sustained, paid or incurred by the Vendor or any third party which would not have been suffered, sustained, paid or incurred by the Vendor or any third party had all of the representations and warranties contained in clause 2.4 been accurate and truthful.


2.6	Waiver by the Vendor.  The representation and warranties contained in paragraph 2.3 above are provided for the exclusive benefit of the Vendor and any breach of any one or more thereof may be waived by the Vendor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty and the representations and warranties contained in paragraph 2.4 will survive the execution hereof.


3.	THE CLOSING
      ------------

3.1	Location.  The closing (the "Closing") will take place at the offices of
Devlin Jensen, the solicitors for the Company, at Suite 2550, 555 West Hastings Street, Vancouver, British Columbia no later than five business days following the execution of this Agreement, or at such other location, date or time as agreed to by the parties.

3.2	The Company's Obligations at Closing.  At the Closing, the Company will
deliver to the Vendor a share certificate for 	10,000,000	 common shares of
the Company issued in the name of the Vendor

3.3	The Vendor's Obligations at Closing.  At the Closing, the Vendor will deliver to the Company recordable transfers of a fifty (50%) interest in and to the Oil & Gas Leases in favour of the Company.


4.	NOTICE
      -------

4.1.	Means.  Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telegraphed, electronically mailed to, or delivered at, the address of the other party hereinafter set forth:

	If to the Company:	Suite 301, 1285 W. Pender St.
Vancouver, BC  V6E 4B1
				e-mail:	Bob@portal.ca
				fax:	(604) 876-7186


	If to the Vendor:	10777Westheimer, Suite 170
				Houston, TX  77042
				e-mail:	hjp@br-energy.com
				fax:	(832) 358-3903


or at such other address as the party may from time to time direct in writing, and any such notice shall be deemed to have been received, if mailed, five days after the time of mailing and 48 hours after the time of telexing, telegraphing or electronically mailing, and if delivered, upon the date of delivery. If normal mail service, telex service, telegraph service or electronic mail service is interrupted by strike, slowdown, force majeure or other cause, a notice sent by the impaired means of communication shall not be deemed to be received until actually received, and the party sending the notice shall utilize any other such services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof.


5.	GENERAL
      --------
5.1	Entire Agreement.  This Agreement will supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

5.2	No Partnership or Agency.  The parties have not created a partnership and nothing contained in this Agreement will in any manner whatsoever constitute any party the partner, agent or legal representative of any other party, nor create any fiduciary relationship between them for any purpose whatsoever. No party will have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the parties or as otherwise expressly provided.

5.3	Consents.  No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance by such other of its obligations hereunder will be deemed or construed to be a consent to or a waiver of any other breach or default.

5.4	Headings.  The headings, section numbers and article numbers appearing in this Agreement are inserted for convenience of reference only and will in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

5.5	Further Assurances.  The parties will promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the parties in the Property.

5.6	Time of Essence.  Time will be of the essence of this Agreement.

5.7	Assignment. This Agreement may not be assigned by either party hereto except with the prior written consent of the other Party.

5.8	Conflict.  It is hereby acknowledged by each of the parties that, as between the parties, Devlin Jensen, Barristers and Solicitors, acts solely for the Company, and that the Vendor has been advised by the Company to obtain independent legal advice with respect to the Vendor's respective review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the parties hereto that each party will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen will be at the cost of the Company.

5.9	Governing Law.  This Agreement is governed by the laws of the Province of British Columbia and each party irrevocably attorneys to the jurisdiction of the Courts of British Columbia.

5.10	Enurement.  This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.


5.11	Counterparts.  This Agreement may be executed in as many counterparts as may be necessary, each of which so signed will be deemed to be an original (and each signed copy sent by electronic facsimile transmission will be deemed to be an original) and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as set forth above.


IN WITNESS WHEREOF this Agreement has been executed by the parties as of the day and year first above written.


BLUE RIDGE GROUP


Per:	/s/ Robert 	Burr
         ----------------

	Authorized Signatory

	Robert Burr
      --------------------
	(please print name and title)



CYBER GRIND, INC.


Per:	/s/ Jaak Olesk
      --------------------
	Authorized Signatory

	Jaak Olesk, President
      ----------------------
	(please print name and title)





SCHEDULE "A"

to the Oil & Gas Lease Acquisition Agreement
between Blue Ridge Group and Cyber Grind, Inc.
dated 				, 2004
     --------------------

The Oil & Gas Leases are comprised of:





BLUE RIDGE GROUP
Webb Prospect
Jasper County, Texas



Location:	12 miles Northeast of Silsbee, Texas. 4 miles Northwest of the town of Buna in Jasper County, Texas

Depth:	10,500 Normal Pressure Upper Wilcox Sands

Objective:	1st, 2nd, 3rd, 5th Wilcox sands and the Geronimo sand package

Trap:	800 acre high side fault closure defined by 6 lines of recent CDP seismic data.

Flow Rates:	1.5 MMCFGD + 250 BOPD (actual rates)

Field Reserve
Potential:	 3,040,000 BO and 16 BCFG

Wells to
Develop:	 4 to 5 wells

Geological Discussion

The Webb Prospect is a well defined structural high side closure designed to test the upper Wilcox sands as they produce in the Le Verte Switch Field
(1.5 MMBO + 4 BCF of gas) to the East. The style of trap is very similar. The prospect has a flank well that has apparent pay in the Mosbacher No. 1 Hughes in the first Wilcox sand. The seismic data indicates that we can top the Wilcox 50' structurally high to this well. This type of prospect has been a proven producer in this area. The West Pebble Island prospect was exactly this type of prospect. We had a show well on the flank of a high side fault closure. The Arco 1-R Discovery well came in 35' structurally high and we had multiple upper Wilcox pays. Two wells are just recently online in this new Tyler County discovery.

Blue Ridge has also experienced good success in this trend with their recent discovery in southern Tyler Co. to the west. The Blue Ridge Group - Arco-Beathard well No. 1 test well was a New Field Discovery. This well had stacked pays in ten (10) sands. This was a four-way anticlinal closure. There are now four very good development wells drilled and producing.


Area Production

Examples of additional Wilcox fields in the immediate area are: Joe's Lake Field (7 MMBO), Highbaugh field (15 BCF & 1.5 MMBO and active), Pavey field (30
BCF), South Hyatt field (12 BCF), Jacks Creek field (6.4 BCF & 1.5 MMBO and active), and Fisher field (408 MBO & 1.96 BCF and active).

The Prospect is well defined by 1 strike lines and 5 dip lines of recent Vintage Exxon and Arco CDP seismic data. The previously mentioned analog fields are good examples of multi-pay anticlines. Champion Field has produced 3 million barrels of oil and 13 BCF of gas and is a high side fault close like the West Pebble Island Field and our Webb Prospect.


Conclusion

The Webb Prospect in Jasper County, Texas is a well defined seismically supported high side closure. This drilling project is located in the highly prolific Wilcox trend of southeast Texas. The prospect has good shows of oil and gas on the flank of the structure thus reducing risk. This prospect is similar in style to the West Pebble Island Prospect in Tyler Co. to the west. I recommend that this prospect be drilled as a lower risk "trend wildcat" with potential pay existing on the east flank of this prospect. The plan here is to find stacked multiple pays in the Upper Wilcox sand package.


                                     -------------------------------
						PATRICK A. KELLEHER, Geologist